Quarterly Performance Summary
Truist Financial Corporation
Fourth Quarter 2021

Financial Highlights
	Quarter Ended			Year-to-Date
	December 31		%	December 31		%
(Dollars in millions, except per share data, shares in thousands)	2021	2020	Change	2021	2020	Change
Summary Income Statement
Interest income - taxable equivalent (1)	$3,435	$3,639	(5.6)%	$13,882	$15,673	(11.4)%
Interest expense	168	245	(31.4)	768	1,722	(55.4)
Net interest income - taxable equivalent	3,267	3,394	(3.7)	13,114	13,951	(6.0)
Less: Taxable-equivalent adjustment	24	28	(14.3)	108	125	(13.6)
Net interest income	3,243	3,366	(3.7)	13,006	13,826	(5.9)
Provision for credit losses	(103)	177	(158.2)	(813)	2,335	(134.8)
Net interest income after provision for credit losses	3,346	3,189	4.9	13,819	11,491	20.3
Noninterest income	2,323	2,285	1.7	9,290	8,879	4.6
Noninterest expense	3,700	3,833	(3.5)	15,116	14,897	1.5
Income before income taxes	1,969	1,641	20.0	7,993	5,473	46.0
Provision for income taxes	367	311	18.0	1,556	981	58.6
Net income	1,602	1,330	20.5	6,437	4,492	43.3
Noncontrolling interests	—	1	(100.0)	(3)	10	(130.0)
Net income available to the bank holding company	1,602	1,329	20.5	6,440	4,482	43.7
Preferred stock dividends and other	78	101	(22.8)	407	298	36.6
Net income available to common shareholders	1,524	1,228	24.1	6,033	4,184	44.2
Per Common Share Data
Earnings per share-basic	$1.15	$0.91	26.4%	$4.51	$3.11	45.0%
Earnings per share-diluted	1.13	0.90	25.6	4.47	3.08	45.1
Earnings per share-adjusted diluted (2)	1.38	1.18	16.9	5.53	3.80	45.5
Cash dividends declared	0.48	0.45	6.7	1.86	1.80	3.3
Common shareholders' equity	47.14	46.52	1.3	47.14	46.52	1.3
Tangible common shareholders' equity (2)	25.47	26.78	(4.9)	25.47	26.78	(4.9)
End of period shares outstanding	1,327,818	1,348,961	(1.6)	1,327,818	1,348,961	(1.6)
Weighted average shares outstanding-basic	1,329,979	1,348,493	(1.4)	1,337,144	1,347,080	(0.7)
Weighted average shares outstanding-diluted	1,343,029	1,361,763	(1.4)	1,349,378	1,358,289	(0.7)
Performance Ratios
Return on average assets	1.19%	1.05%		1.23%	0.90%
Return on average risk-weighted assets (current period is preliminary)	1.64	1.40		1.69	1.18
Return on average common shareholders' equity	9.8	7.9		9.7	6.8
Return on average tangible common shareholders' equity (2)	18.9	15.0		18.4	13.4
Net interest margin - taxable equivalent	2.76	3.08		2.86	3.22
Fee income ratio	41.7	40.4		41.7	39.1
Efficiency ratio-GAAP	66.5	67.8		67.8	65.6
Efficiency ratio-adjusted (2)	56.0	55.9		56.7	55.9
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.21%	0.27%		0.21%	0.27%
Loans and leases plus foreclosed property	0.39	0.46		0.39	0.46
Net charge-offs as a percentage of average loans and leases	0.25	0.27		0.24	0.36
Allowance for loan and lease losses as a percentage of LHFI	1.53	1.95		1.53	1.95
Ratio of allowance for loan and lease losses to nonperforming LHFI	4.07x	4.39x		4.07x	4.39x
Average Balances
Assets	$534,911	$503,181	6.3%	$522,385	$499,085	4.7%
Securities (3)	153,405	102,053	50.3	139,497	83,227	67.6
Loans and leases	291,074	308,188	(5.6)	293,448	314,501	(6.7)
Deposits	410,966	375,266	9.5	398,372	363,293	9.7
Common shareholders' equity	61,807	61,991	(0.3)	62,112	61,379	1.2
Total shareholders' equity	68,480	70,145	(2.4)	69,133	68,024	1.6
Period-End Balances
Assets	$541,241	$509,228	6.3%	$541,241	$509,228	6.3%
Securities (3)	154,617	120,788	28.0	154,617	120,788	28.0
Loans and leases	294,325	305,793	(3.8)	294,325	305,793	(3.8)
Deposits	416,488	381,077	9.3	416,488	381,077	9.3
Common shareholders' equity	62,598	62,759	(0.3)	62,598	62,759	(0.3)
Total shareholders' equity	69,271	70,912	(2.3)	69,271	70,912	(2.3)
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	9.6%	10.0%		9.6%	10.0%
Tier 1	11.3	12.1		11.3	12.1
Total	13.2	14.5		13.2	14.5
Leverage	8.7	9.6		8.7	9.6
Supplementary leverage	7.4	8.7		7.4	8.7
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2021	2021	2021	2021	2020
Summary Income Statement
Interest income - taxable equivalent (1)	$3,435	$3,454	$3,471	$3,522	$3,639
Interest expense	168	193	198	209	245
Net interest income - taxable equivalent	3,267	3,261	3,273	3,313	3,394
Less: Taxable-equivalent adjustment	24	28	28	28	28
Net interest income	3,243	3,233	3,245	3,285	3,366
Provision for credit losses	(103)	(324)	(434)	48	177
Net interest income after provision for credit losses	3,346	3,557	3,679	3,237	3,189
Noninterest income	2,323	2,365	2,405	2,197	2,285
Noninterest expense	3,700	3,795	4,011	3,610	3,833
Income before income taxes	1,969	2,127	2,073	1,824	1,641
Provision for income taxes	367	423	415	351	311
Net income	1,602	1,704	1,658	1,473	1,330
Noncontrolling interests	—	—	1	(4)	1
Net income available to the bank holding company	1,602	1,704	1,657	1,477	1,329
Preferred stock dividends and other	78	88	98	143	101
Net income available to common shareholders	1,524	1,616	1,559	1,334	1,228
Per Common Share Data
Earnings per share-basic	$1.15	$1.21	$1.16	$0.99	$0.91
Earnings per share-diluted	1.13	1.20	1.16	0.98	0.90
Earnings per share-adjusted diluted (2)	1.38	1.42	1.55	1.18	1.18
Cash dividends declared	0.48	0.48	0.45	0.45	0.45
Common shareholders' equity	47.14	46.62	46.20	45.17	46.52
Tangible common shareholders' equity (2)	25.47	26.34	26.50	25.53	26.78
End of period shares outstanding	1,327,818	1,334,892	1,334,770	1,344,845	1,348,961
Weighted average shares outstanding-basic	1,329,979	1,334,825	1,338,302	1,345,666	1,348,493
Weighted average shares outstanding-diluted	1,343,029	1,346,854	1,349,492	1,358,932	1,361,763
Performance Ratios
Return on average assets	1.19%	1.28%	1.28%	1.17%	1.05%
Return on average risk-weighted assets (current quarter is preliminary)	1.64	1.77	1.76	1.58	1.40
Return on average common shareholders' equity	9.8	10.2	10.1	8.7	7.9
Return on average tangible common shareholders' equity (2)	18.9	19.3	18.9	16.4	15.0
Net interest margin - taxable equivalent	2.76	2.81	2.88	3.01	3.08
Fee income ratio	41.7	42.2	42.6	40.1	40.4
Efficiency ratio-GAAP	66.5	67.8	71.0	65.8	67.8
Efficiency ratio-adjusted (2)	56.0	57.9	56.1	56.9	55.9
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.21%	0.23%	0.23%	0.25%	0.27%
Loans and leases plus foreclosed property	0.39	0.40	0.39	0.42	0.46
Net charge-offs as a percentage of average loans and leases	0.25	0.19	0.20	0.33	0.27
Allowance for loan and lease losses as a percentage of LHFI	1.53	1.65	1.79	1.94	1.95
Ratio of allowance for loan and lease losses to nonperforming LHFI	4.07x	4.35x	4.83x	4.84x	4.39x
Average Balances
Assets	$534,911	$526,685	$518,774	$508,833	$503,181
Securities (3)	153,405	146,272	135,647	122,246	102,053
Loans and leases	291,074	290,338	292,965	299,541	308,188
Deposits	410,966	402,728	396,255	383,185	375,266
Common shareholders' equity	61,807	62,680	61,709	62,252	61,991
Total shareholders' equity	68,480	69,353	68,665	70,047	70,145
Period-End Balances
Assets	$541,241	$529,884	$521,964	$517,537	$509,228
Securities (3)	154,617	151,038	139,879	123,807	120,788
Loans and leases	294,325	290,655	289,494	297,179	305,793
Deposits	416,488	405,857	398,279	395,562	381,077
Common shareholders' equity	62,598	62,227	61,663	60,752	62,759
Total shareholders' equity	69,271	68,900	68,336	67,876	70,912
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	9.6%	10.1%	10.2%	10.1%	10.0%
Tier 1	11.3	11.9	12.0	12.0	12.1
Total	13.2	13.9	14.2	14.3	14.5
Leverage	8.7	9.0	9.1	9.4	9.6
Supplementary leverage	7.4	7.8	7.9	8.3	8.7
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

2 Truist Financial Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	Dec. 31		Change		Dec. 31		Change
(Dollars in millions, except per share data, shares in thousands)	2021	2020	$	%	2021	2020	$	%
Interest Income
Interest and fees on loans and leases	$2,753	$3,158	$(405)	(12.8)%	$11,481	$13,485	$(2,004)	(14.9)%
Interest on securities	602	408	194	47.5	2,090	1,739	351	20.2
Interest on other earning assets	56	45	11	24.4	203	324	(121)	(37.3)
Total interest income	3,411	3,611	(200)	(5.5)	13,774	15,548	(1,774)	(11.4)
Interest Expense
Interest on deposits	32	67	(35)	(52.2)	148	785	(637)	(81.1)
Interest on long-term debt	127	165	(38)	(23.0)	573	800	(227)	(28.4)
Interest on other borrowings	9	13	(4)	(30.8)	47	137	(90)	(65.7)
Total interest expense	168	245	(77)	(31.4)	768	1,722	(954)	(55.4)
Net Interest Income	3,243	3,366	(123)	(3.7)	13,006	13,826	(820)	(5.9)
Provision for credit losses	(103)	177	(280)	(158.2)	(813)	2,335	(3,148)	(134.8)
Net Interest Income After Provision for Credit Losses	3,346	3,189	157	4.9	13,819	11,491	2,328	20.3
Noninterest Income
Insurance income	666	545	121	22.2	2,627	2,193	434	19.8
Wealth management income	350	332	18	5.4	1,392	1,277	115	9.0
Service charges on deposits	273	266	7	2.6	1,060	1,020	40	3.9
Residential mortgage income	159	193	(34)	(17.6)	555	1,000	(445)	(44.5)
Investment banking and trading income	377	354	23	6.5	1,441	1,010	431	42.7
Card and payment related fees	224	203	21	10.3	874	761	113	14.8
Lending related fees	81	105	(24)	(22.9)	349	315	34	10.8
Operating lease income	71	77	(6)	(7.8)	262	309	(47)	(15.2)
Commercial mortgage income	45	66	(21)	(31.8)	179	185	(6)	(3.2)
Income from bank-owned life insurance	44	44	—	—	183	179	4	2.2
Securities gains (losses)	—	—	—	—	—	402	(402)	NM
Other income	33	100	(67)	(67.0)	368	228	140	61.4
Total noninterest income	2,323	2,285	38	1.7	9,290	8,879	411	4.6
Noninterest Expense
Personnel expense	2,096	2,108	(12)	(0.6)	8,632	8,146	486	6.0
Professional fees and outside processing	379	393	(14)	(3.6)	1,442	1,252	190	15.2
Net occupancy expense	186	207	(21)	(10.1)	764	904	(140)	(15.5)
Software expense	238	215	23	10.7	945	862	83	9.6
Amortization of intangibles	143	172	(29)	(16.9)	574	685	(111)	(16.2)
Equipment expense	124	121	3	2.5	513	484	29	6.0
Marketing and customer development	68	58	10	17.2	294	273	21	7.7
Operating lease depreciation	46	54	(8)	(14.8)	190	258	(68)	(26.4)
Loan-related expense	51	65	(14)	(21.5)	212	242	(30)	(12.4)
Regulatory costs	38	32	6	18.8	137	125	12	9.6
Merger-related and restructuring charges	212	308	(96)	(31.2)	822	860	(38)	(4.4)
Loss (gain) on early extinguishment of debt	(1)	—	(1)	NM	(4)	235	(239)	(101.7)
Other expense	120	100	20	20.0	595	571	24	4.2
Total noninterest expense	3,700	3,833	(133)	(3.5)	15,116	14,897	219	1.5
Earnings
Income before income taxes	1,969	1,641	328	20.0	7,993	5,473	2,520	46.0
Provision for income taxes	367	311	56	18.0	1,556	981	575	58.6
Net income	1,602	1,330	272	20.5	6,437	4,492	1,945	43.3
Noncontrolling interests	—	1	(1)	(100.0)	(3)	10	(13)	(130.0)
Net income available to the bank holding company	1,602	1,329	273	20.5	6,440	4,482	1,958	43.7
Preferred stock dividends and other	78	101	(23)	(22.8)	407	298	109	36.6
Net income available to common shareholders	$1,524	$1,228	$296	24.1%	$6,033	$4,184	$1,849	44.2%
Earnings Per Common Share
Basic	$1.15	$0.91	$0.24	26.4%	$4.51	$3.11	$1.40	45.0%
Diluted	1.13	0.90	0.23	25.6	4.47	3.08	1.39	45.1
Weighted Average Shares Outstanding
Basic	1,329,979	1,348,493	(18,514)	(1.4)	1,337,144	1,347,080	(9,936)	(0.7)
Diluted	1,343,029	1,361,763	(18,734)	(1.4)	1,349,378	1,358,289	(8,911)	(0.7)
NM - not meaningful
In 4Q21, the Company reclassified certain structured real estate activity from commercial mortgage income to investment banking trading income and certain LIHTC activity from commercial mortgage income to other income. Prior periods were reclassified to conform to the current presentation.

Truist Financial Corporation 3

20

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2021	2021	2021	2021	2020
Interest Income
Interest and fees on loans and leases	$2,753	$2,825	$2,901	$3,002	$3,158
Interest on securities	602	548	497	443	408
Interest on other earning assets	56	53	45	49	45
Total interest income	3,411	3,426	3,443	3,494	3,611
Interest Expense
Interest on deposits	32	33	36	47	67
Interest on long-term debt	127	151	147	148	165
Interest on other borrowings	9	9	15	14	13
Total interest expense	168	193	198	209	245
Net Interest Income	3,243	3,233	3,245	3,285	3,366
Provision for credit losses	(103)	(324)	(434)	48	177
Net Interest Income After Provision for Credit Losses	3,346	3,557	3,679	3,237	3,189
Noninterest Income
Insurance income	666	645	690	626	545
Wealth management income	350	356	345	341	332
Service charges on deposits	273	276	253	258	266
Residential mortgage income	159	179	117	100	193
Investment banking and trading income	377	316	402	346	354
Card and payment related fees	224	225	225	200	203
Lending related fees	81	74	94	100	105
Operating lease income	71	57	66	68	77
Commercial mortgage income	45	54	47	33	66
Income from bank-owned life insurance	44	43	46	50	44
Securities gains (losses)	—	—	—	—	—
Other income	33	140	120	75	100
Total noninterest income	2,323	2,365	2,405	2,197	2,285
Noninterest Expense
Personnel expense	2,096	2,187	2,207	2,142	2,108
Professional fees and outside processing	379	372	341	350	393
Net occupancy expense	186	187	182	209	207
Software expense	238	251	246	210	215
Amortization of intangibles	143	145	142	144	172
Equipment expense	124	154	122	113	121
Marketing and customer development	68	94	66	66	58
Operating lease depreciation	46	47	47	50	54
Loan-related expense	51	52	55	54	65
Regulatory costs	38	43	31	25	32
Merger-related and restructuring charges	212	172	297	141	308
Loss (gain) on early extinguishment of debt	(1)	—	—	(3)	—
Other expense	120	91	275	109	100
Total noninterest expense	3,700	3,795	4,011	3,610	3,833
Earnings
Income before income taxes	1,969	2,127	2,073	1,824	1,641
Provision for income taxes	367	423	415	351	311
Net income	1,602	1,704	1,658	1,473	1,330
Noncontrolling interests	—	—	1	(4)	1
Net income available to the bank holding company	1,602	1,704	1,657	1,477	1,329
Preferred stock dividends and other	78	88	98	143	101
Net income available to common shareholders	$1,524	$1,616	$1,559	$1,334	$1,228
Earnings Per Common Share
Basic	$1.15	$1.21	$1.16	$0.99	$0.91
Diluted	1.13	1.20	1.16	0.98	0.90
Weighted Average Shares Outstanding
Basic	1,329,979	1,334,825	1,338,302	1,345,666	1,348,493
Diluted	1,343,029	1,346,854	1,349,492	1,358,932	1,361,763
In 4Q21, the Company reclassified certain structured real estate activity from commercial mortgage income to investment banking trading income and certain LIHTC activity from commercial mortgage income to other income. Prior periods were reclassified to conform to the current presentation.

4 Truist Financial Corporation

Consolidated Ending Balance Sheets - Five Quarter Trend
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2021	2021	2021	2021	2020
Assets
Cash and due from banks	$5,085	$4,656	$5,077	$5,097	$5,029
Interest-bearing deposits with banks	15,210	15,171	21,480	27,035	13,839
Securities borrowed or purchased under resale agreements	4,028	1,919	1,242	1,349	1,745
Trading assets at fair value	4,423	6,972	5,945	5,094	3,872
Securities available for sale at fair value	153,123	151,038	139,879	123,807	120,788
Securities held to maturity at amortized cost	1,494	—	—	—	—
Loans and leases:
Commercial:
Commercial and industrial	138,762	133,791	135,881	140,315	143,594
CRE	23,951	24,309	25,399	25,899	26,595
Commercial construction	4,971	5,689	6,160	6,559	6,491
Consumer:
Residential mortgage	47,852	46,691	44,036	44,298	47,272
Residential home equity and direct	25,066	25,222	25,334	25,333	26,064
Indirect auto	26,441	26,923	26,696	26,438	26,150
Indirect other	10,883	11,155	11,039	10,631	11,177
Student	6,780	7,059	7,341	7,478	7,552
Credit card	4,807	4,683	4,599	4,560	4,839
Total loans and leases held for investment	289,513	285,522	286,485	291,511	299,734
Loans held for sale	4,812	5,133	3,009	5,668	6,059
Total loans and leases	294,325	290,655	289,494	297,179	305,793
Allowance for loan and lease losses	(4,435)	(4,702)	(5,121)	(5,662)	(5,835)
Premises and equipment	3,700	3,719	3,699	3,787	3,870
Goodwill	26,098	24,891	24,374	24,356	24,447
Core deposit and other intangible assets	3,408	2,930	2,665	2,825	2,984
Loan servicing rights at fair value	2,633	2,584	2,231	2,365	2,023
Other assets	32,149	30,051	30,999	30,305	30,673
Total assets	$541,241	$529,884	$521,964	$517,537	$509,228
Liabilities
Deposits:
Noninterest-bearing deposits	$145,892	$143,595	$138,623	$136,555	$127,629
Interest checking	115,754	108,954	107,993	107,082	105,269
Money market and savings	138,956	136,633	134,118	132,733	126,238
Time deposits	15,886	16,675	17,545	19,192	21,941
Total deposits	416,488	405,857	398,279	395,562	381,077
Short-term borrowings	5,292	5,226	5,652	5,889	6,092
Long-term debt	35,913	37,837	37,969	37,753	39,597
Other liabilities	14,277	12,064	11,728	10,457	11,550
Total liabilities	471,970	460,984	453,628	449,661	438,316
Shareholders' Equity:
Preferred stock	6,673	6,673	6,673	7,124	8,048
Common stock	6,639	6,674	6,674	6,724	6,745
Additional paid-in capital	34,565	34,977	34,898	35,360	35,843
Retained earnings	22,998	22,114	21,139	20,184	19,455
Accumulated other comprehensive loss	(1,604)	(1,538)	(1,048)	(1,516)	716
Noncontrolling interests	—	—	—	—	105
Total shareholders' equity	69,271	68,900	68,336	67,876	70,912
Total liabilities and shareholders' equity	$541,241	$529,884	$521,964	$517,537	$509,228
In 4Q21, the Company reclassified the lease financing portfolio to the commercial and industrial portfolio. Prior periods were reclassified to conform to the current presentation.

Truist Financial Corporation 5

Average Balance Sheets
	Quarter Ended				Year-to-Date
	December 31		Change		December 31		Change
(Dollars in millions)	2021	2020	$	%	2021	2020	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$9,891	$2,049	$7,842	NM	$7,633	$2,194	$5,439	NM
U.S. government-sponsored entities (GSE)	1,686	1,841	(155)	(8.4)	1,799	1,846	(47)	(2.5)
Mortgage-backed securities issued by GSE	137,651	97,660	39,991	40.9	128,306	78,564	49,742	63.3
States and political subdivisions	410	469	(59)	(12.6)	429	501	(72)	(14.4)
Non-agency mortgage-backed	3,738	—	3,738	NM	1,299	86	1,213	NM
Other	29	34	(5)	(14.7)	31	36	(5)	(13.9)
Total securities	153,405	102,053	51,352	50.3	139,497	83,227	56,270	67.6
Loans and leases:
Commercial:
Commercial and industrial	134,804	144,624	(9,820)	(6.8)	137,304	147,603	(10,299)	(7.0)
CRE	24,396	27,030	(2,634)	(9.7)	25,269	27,410	(2,141)	(7.8)
Commercial construction	5,341	6,616	(1,275)	(19.3)	6,053	6,659	(606)	(9.1)
Consumer:
Residential mortgage	47,185	48,847	(1,662)	(3.4)	45,500	51,423	(5,923)	(11.5)
Residential home equity and direct	25,146	26,327	(1,181)	(4.5)	25,319	26,951	(1,632)	(6.1)
Indirect auto	26,841	25,788	1,053	4.1	26,621	25,055	1,566	6.3
Indirect other	10,978	11,291	(313)	(2.8)	10,935	11,264	(329)	(2.9)
Student	6,884	7,519	(635)	(8.4)	7,251	7,596	(345)	(4.5)
Credit card	4,769	4,818	(49)	(1.0)	4,650	5,027	(377)	(7.5)
Total loans and leases held for investment	286,344	302,860	(16,516)	(5.5)	288,902	308,988	(20,086)	(6.5)
Loans held for sale	4,730	5,328	(598)	(11.2)	4,546	5,513	(967)	(17.5)
Total loans and leases	291,074	308,188	(17,114)	(5.6)	293,448	314,501	(21,053)	(6.7)
Interest earning trading assets	6,772	4,538	2,234	49.2	5,602	4,655	947	20.3
Other earning assets	19,634	23,887	(4,253)	(17.8)	19,498	31,240	(11,742)	(37.6)
Total earning assets	470,885	438,666	32,219	7.3	458,045	433,623	24,422	5.6
Nonearning assets	64,026	64,515	(489)	(0.8)	64,340	65,462	(1,122)	(1.7)
Total assets	$534,911	$503,181	$31,730	6.3%	$522,385	$499,085	$23,300	4.7%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$146,492	$127,103	$19,389	15.3%	$138,733	$114,580	$24,153	21.1%
Interest checking	110,506	99,866	10,640	10.7	107,311	94,879	12,432	13.1
Money market and savings	137,676	124,692	12,984	10.4	134,303	123,826	10,477	8.5
Time deposits	16,292	23,605	(7,313)	(31.0)	18,025	30,008	(11,983)	(39.9)
Total deposits	410,966	375,266	35,700	9.5	398,372	363,293	35,079	9.7
Short-term borrowings	6,433	6,493	(60)	(0.9)	6,170	10,129	(3,959)	(39.1)
Long-term debt	37,623	40,284	(2,661)	(6.6)	37,410	45,793	(8,383)	(18.3)
Other liabilities	11,409	10,993	416	3.8	11,300	11,846	(546)	(4.6)
Total liabilities	466,431	433,036	33,395	7.7	453,252	431,061	22,191	5.1
Shareholders' equity	68,480	70,145	(1,665)	(2.4)	69,133	68,024	1,109	1.6
Total liabilities and shareholders' equity	$534,911	$503,181	$31,730	6.3%	$522,385	$499,085	$23,300	4.7%
In 4Q21, the Company reclassified the lease financing portfolio to the commercial and industrial portfolio. Prior periods were reclassified to conform to the current presentation.
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.
NM - not meaningful

6 Truist Financial Corporation

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2021	2021	2021	2021	2020
Assets
Securities at amortized cost (1):
U.S. Treasury	$9,891	$9,699	$9,070	$1,759	$2,049
U.S. government-sponsored entities (GSE)	1,686	1,830	1,840	1,839	1,841
Mortgage-backed securities issued by GSE	137,651	132,890	124,251	118,171	97,660
States and political subdivisions	410	425	437	444	469
Non-agency mortgage-backed	3,738	1,398	17	—	—
Other	29	30	32	33	34
Total securities	153,405	146,272	135,647	122,246	102,053
Loans and leases:
Commercial:
Commercial and industrial	134,804	134,942	138,539	141,026	144,624
CRE	24,396	24,849	25,645	26,211	27,030
Commercial construction	5,341	5,969	6,359	6,557	6,616
Consumer:
Residential mortgage	47,185	45,369	43,605	45,823	48,847
Residential home equity and direct	25,146	25,242	25,238	25,658	26,327
Indirect auto	26,841	26,830	26,444	26,363	25,788
Indirect other	10,978	11,112	10,797	10,848	11,291
Student	6,884	7,214	7,396	7,519	7,519
Credit card	4,769	4,632	4,552	4,645	4,818
Total loans and leases held for investment	286,344	286,159	288,575	294,650	302,860
Loans held for sale	4,730	4,179	4,390	4,891	5,328
Total loans and leases	291,074	290,338	292,965	299,541	308,188
Interest earning trading assets	6,772	5,809	5,061	4,742	4,538
Other earning assets	19,634	19,331	21,592	17,417	23,887
Total earning assets	470,885	461,750	455,265	443,946	438,666
Nonearning assets	64,026	64,935	63,509	64,887	64,515
Total assets	$534,911	$526,685	$518,774	$508,833	$503,181
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$146,492	$141,738	$137,892	$128,579	$127,103
Interest checking	110,506	107,802	106,121	104,744	99,866
Money market and savings	137,676	136,094	134,029	129,303	124,692
Time deposits	16,292	17,094	18,213	20,559	23,605
Total deposits	410,966	402,728	396,255	383,185	375,266
Short-term borrowings	6,433	5,360	6,168	6,731	6,493
Long-term debt	37,623	37,329	36,873	37,820	40,284
Other liabilities	11,409	11,915	10,813	11,050	10,993
Total liabilities	466,431	457,332	450,109	438,786	433,036
Shareholders' equity	68,480	69,353	68,665	70,047	70,145
Total liabilities and shareholders' equity	$534,911	$526,685	$518,774	$508,833	$503,181
In 4Q21, the Company reclassified the lease financing portfolio to the commercial and industrial portfolio. Prior periods were reclassified to conform to the current presentation.
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

Truist Financial Corporation 7

Average Balances and Rates - Quarters
	Quarter Ended
	December 31, 2021			September 30, 2021
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$9,891	$18	0.72%	$9,699	$18	0.72%
U.S. government-sponsored entities (GSE)	1,686	9	2.20	1,830	10	2.31
Mortgage-backed securities issued by GSE	137,651	552	1.60	132,890	509	1.53
States and political subdivisions	410	3	3.60	425	4	3.52
Non-agency mortgage-backed	3,738	20	2.23	1,398	8	2.20
Other	29	1	1.90	30	—	1.90
Total securities	153,405	603	1.57	146,272	549	1.50
Loans and leases:
Commercial:
Commercial and industrial	134,804	986	2.90	134,942	1,023	3.01
CRE	24,396	175	2.81	24,849	181	2.86
Commercial construction	5,341	38	2.96	5,969	42	2.96
Consumer:
Residential mortgage	47,185	453	3.84	45,369	450	3.96
Residential home equity and direct	25,146	352	5.55	25,242	360	5.67
Indirect auto	26,841	389	5.75	26,830	405	5.99
Indirect other	10,978	176	6.42	11,112	183	6.54
Student	6,884	70	4.07	7,214	74	4.02
Credit card	4,769	105	8.69	4,632	105	9.01
Total loans and leases held for investment	286,344	2,744	3.81	286,159	2,823	3.92
Loans held for sale	4,730	32	2.66	4,179	28	2.69
Total loans and leases	291,074	2,776	3.79	290,338	2,851	3.90
Interest earning trading assets	6,772	46	2.72	5,809	41	2.81
Other earning assets	19,634	10	0.20	19,331	13	0.25
Total earning assets	470,885	3,435	2.90	461,750	3,454	2.98
Nonearning assets	64,026			64,935
Total assets	$534,911			$526,685
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$110,506	15	0.05	$107,802	14	0.05
Money market and savings	137,676	8	0.03	136,094	9	0.03
Time deposits	16,292	9	0.21	17,094	10	0.23
Total interest-bearing deposits (4)	264,474	32	0.05	260,990	33	0.05
Short-term borrowings	6,433	9	0.55	5,360	9	0.68
Long-term debt	37,623	127	1.35	37,329	151	1.61
Total interest-bearing liabilities	308,530	168	0.22	303,679	193	0.25
Noninterest-bearing deposits (4)	146,492			141,738
Other liabilities	11,409			11,915
Shareholders' equity	68,480			69,353
Total liabilities and shareholders' equity	$534,911			$526,685
Average interest-rate spread			2.68			2.73

Net interest income/ net interest margin - taxable equivalent		$3,267	2.76%		$3,261	2.81%
Taxable-equivalent adjustment		$24			$28
In 4Q21, the Company reclassified the lease financing portfolio to the commercial and industrial portfolio. Prior periods were reclassified to conform to the current presentation.
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.03% for the three months ended December 31, 2021 and September 30, 2021.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	June 30, 2021			March 31, 2021			December 31, 2020
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$9,070	$16	0.73%	$1,759	$4	0.89%	$2,049	$9	1.62%
U.S. government-sponsored entities (GSE)	1,840	11	2.33	1,839	11	2.33	1,841	11	2.33
Mortgage-backed securities issued by GSE	124,251	466	1.50	118,171	426	1.44	97,660	385	1.58
States and political subdivisions	437	4	3.55	444	4	3.52	469	3	3.52
Non-agency mortgage-backed	17	—	2.46	—	—	—	—	—	—
Other	32	—	1.88	33	—	1.92	34	—	1.98
Total securities	135,647	497	1.47	122,246	445	1.45	102,053	408	1.60
Loans and leases:
Commercial:
Commercial and industrial	138,539	1,072	3.10	141,026	1,093	3.14	144,624	1,156	3.18
CRE	25,645	183	2.84	26,211	189	2.90	27,030	197	2.88
Commercial construction	6,359	45	2.95	6,557	48	3.04	6,616	51	3.13
Consumer:
Residential mortgage	43,605	474	4.35	45,823	507	4.42	48,847	542	4.44
Residential home equity and direct	25,238	361	5.74	25,658	368	5.81	26,327	388	5.86
Indirect auto	26,444	409	6.20	26,363	426	6.56	25,788	416	6.41
Indirect other	10,797	185	6.86	10,848	187	6.98	11,291	195	6.87
Student	7,396	72	3.90	7,519	73	3.96	7,519	80	4.23
Credit card	4,552	99	8.73	4,645	106	9.24	4,818	114	9.35
Total loans and leases held for investment	288,575	2,900	4.03	294,650	2,997	4.11	302,860	3,139	4.13
Loans held for sale	4,390	28	2.57	4,891	32	2.59	5,328	47	3.54
Total loans and leases	292,965	2,928	4.01	299,541	3,029	4.09	308,188	3,186	4.12
Interest earning trading assets	5,061	37	2.82	4,742	32	2.79	4,538	33	2.89
Other earning assets	21,592	9	0.19	17,417	16	0.37	23,887	12	0.20
Total earning assets	455,265	3,471	3.06	443,946	3,522	3.20	438,666	3,639	3.31
Nonearning assets	63,509			64,887			64,515
Total assets	$518,774			$508,833			$503,181
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$106,121	15	0.06	$104,744	15	0.06	$99,866	17	0.07
Money market and savings	134,029	8	0.03	129,303	10	0.03	124,692	10	0.03
Time deposits	18,213	13	0.28	20,559	22	0.44	23,605	40	0.66
Total interest-bearing deposits (4)	258,363	36	0.06	254,606	47	0.07	248,163	67	0.11
Short-term borrowings	6,168	15	0.98	6,731	14	0.82	6,493	13	0.77
Long-term debt	36,873	147	1.60	37,820	148	1.57	40,284	165	1.64
Total interest-bearing liabilities	301,404	198	0.26	299,157	209	0.28	294,940	245	0.33
Noninterest-bearing deposits (4)	137,892			128,579			127,103
Other liabilities	10,813			11,050			10,993
Shareholders' equity	68,665			70,047			70,145
Total liabilities and shareholders' equity	$518,774			$508,833			$503,181
Average interest-rate spread			2.80			2.92			2.98

Net interest income/ net interest margin - taxable equivalent		$3,273	2.88%		$3,313	3.01%		$3,394	3.08%
Taxable-equivalent adjustment		$28			$28			$28
In 4Q21, the Company reclassified the lease financing portfolio to the commercial and industrial portfolio. Prior periods were reclassified to conform to the current presentation.
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.04%, 0.05%, and 0.07% for the three months ended June 30, 2021, March 31, 2021, and December 31, 2020, respectively.

Truist Financial Corporation 9

Average Balances and Rates - Year-To-Date
	Year-to-Date
	December 31, 2021			December 31, 2020
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$7,633	$56	0.73%	$2,194	$40	1.81%
U.S. government-sponsored entities (GSE)	1,799	41	2.29	1,846	43	2.33
Mortgage-backed securities issued by GSE	128,306	1,953	1.52	78,564	1,625	2.07
States and political subdivisions	429	15	3.55	501	19	3.92
Non-agency mortgage-backed	1,299	28	2.20	86	15	16.81
Other	31	1	1.90	36	1	2.33
Total securities	139,497	2,094	1.50	83,227	1,743	2.09
Loans and leases:
Commercial:
Commercial and industrial	137,304	4,174	3.04	147,603	5,053	3.42
CRE	25,269	728	2.85	27,410	914	3.32
Commercial construction	6,053	173	2.98	6,659	243	3.72
Consumer:
Residential mortgage	45,500	1,884	4.14	51,423	2,320	4.51
Residential home equity and direct	25,319	1,441	5.69	26,951	1,625	6.03
Indirect auto	26,621	1,629	6.12	25,055	1,656	6.61
Indirect other	10,935	731	6.70	11,264	801	7.11
Student	7,251	289	3.99	7,596	351	4.62
Credit card	4,650	415	8.92	5,027	470	9.34
Total loans and leases held for investment	288,902	11,464	3.97	308,988	13,433	4.35
Loans held for sale	4,546	120	2.63	5,513	173	3.13
Total loans and leases	293,448	11,584	3.95	314,501	13,606	4.33
Interest earning trading assets	5,602	156	2.78	4,655	168	3.62
Other earning assets	19,498	48	0.24	31,240	156	0.50
Total earning assets	458,045	13,882	3.03	433,623	15,673	3.61
Nonearning assets	64,340			65,462
Total assets	$522,385			$499,085
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$107,311	59	0.05	$94,879	216	0.23
Money market and savings	134,303	35	0.03	123,826	264	0.21
Time deposits	18,025	54	0.30	30,008	305	1.02
Total interest-bearing deposits (4)	259,639	148	0.06	248,713	785	0.32
Short-term borrowings	6,170	47	0.76	10,129	137	1.35
Long-term debt	37,410	573	1.53	45,793	800	1.75
Total interest-bearing liabilities	303,219	768	0.25	304,635	1,722	0.57
Noninterest-bearing deposits (4)	138,733			114,580
Other liabilities	11,300			11,846
Shareholders' equity	69,133			68,024
Total liabilities and shareholders' equity	$522,385			$499,085
Average interest-rate spread			2.78			3.04

Net interest income/ net interest margin - taxable equivalent		$13,114	2.86%		$13,951	3.22%
Taxable-equivalent adjustment		$108			$125
In 4Q21, the Company reclassified the lease financing portfolio to the commercial and industrial portfolio. Prior periods were reclassified to conform to the current presentation.
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.04% and 0.22% for the year ended December 31, 2021 and 2020, respectively.

10 Truist Financial Corporation

Credit Quality
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2021	2021	2021	2021	2020
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$394	$423	$402	$474	$560
CRE	29	20	25	58	75
Commercial construction	7	7	12	13	14
Consumer:
Residential mortgage	296	306	302	290	316
Residential home equity and direct	141	146	165	172	205
Indirect auto	218	172	148	158	155
Indirect other	5	6	6	6	5
Total nonaccrual loans and leases held for investment	1,090	1,080	1,060	1,171	1,330
Loans held for sale	22	76	78	72	5
Total nonaccrual loans and leases	1,112	1,156	1,138	1,243	1,335
Foreclosed real estate	8	9	13	18	20
Other foreclosed property	43	39	41	38	32
Total nonperforming assets	$1,163	$1,204	$1,192	$1,299	$1,387
Troubled Debt Restructurings (TDRs)
Performing TDRs:
Commercial:
Commercial and industrial	$147	$200	$202	$201	$138
CRE	5	8	24	47	47
Consumer:
Residential mortgage	692	712	727	733	648
Residential home equity and direct	98	105	107	109	88
Indirect auto	389	390	389	399	392
Indirect other	7	7	7	7	6
Student	25	23	13	8	5
Credit card	27	30	32	35	37
Total performing TDRs	1,390	1,475	1,501	1,539	1,361
Nonperforming TDRs	152	159	190	207	164
Total TDRs	$1,542	$1,634	$1,691	$1,746	$1,525
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$13	$18	$14	$14	$13
Consumer:
Residential mortgage	1,009	852	976	975	841
Residential home equity and direct	9	7	7	11	10
Indirect auto	1	2	2	2	2
Indirect other	3	2	1	1	2
Student	868	968	1,046	1,037	1,111
Credit card	27	23	22	32	29
Total loans 90 days past due and still accruing	$1,930	$1,872	$2,068	$2,072	$2,008
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$130	$135	$146	$152	$89
CRE	20	4	7	9	14
Commercial construction	2	2	1	4	5
Consumer:
Residential mortgage	514	495	543	577	782
Residential home equity and direct	107	81	73	82	98
Indirect auto	607	560	428	328	495
Indirect other	64	53	47	45	68
Student	555	456	548	556	618
Credit card	45	37	31	35	51
Total loans 30-89 days past due	$2,044	$1,823	$1,824	$1,788	$2,220
In 4Q21, the Company reclassified the lease financing portfolio to the commercial and industrial portfolio. Prior periods were reclassified to conform to the current presentation.

Truist Financial Corporation 11

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2021	2021	2021	2021	2020
Allowance for Credit Losses
Beginning balance	$4,978	$5,436	$6,011	$6,199	$6,229
Provision for credit losses	(103)	(324)	(434)	48	177
Charge-offs:
Commercial:
Commercial and industrial	(54)	(57)	(53)	(79)	(88)
CRE	(5)	(1)	—	(4)	(19)
Commercial construction	—	—	—	(2)	(8)
Consumer:
Residential mortgage	(1)	(7)	(4)	(11)	(6)
Residential home equity and direct	(51)	(51)	(57)	(55)	(46)
Indirect auto	(89)	(73)	(69)	(105)	(84)
Indirect other	(16)	(13)	(11)	(17)	(14)
Student	(12)	(6)	(3)	(3)	(3)
Credit card	(37)	(31)	(42)	(40)	(35)
Total charge-offs	(265)	(239)	(239)	(316)	(303)
Recoveries:
Commercial:
Commercial and industrial	23	42	23	19	34
CRE	—	1	4	1	1
Commercial construction	1	1	1	1	1
Consumer:
Residential mortgage	2	3	5	2	3
Residential home equity and direct	21	20	20	18	20
Indirect auto	21	22	27	22	24
Indirect other	6	5	7	6	5
Student	—	1	—	—	—
Credit card	9	9	10	9	10
Total recoveries	83	104	97	78	98
Net charge-offs	(182)	(135)	(142)	(238)	(205)
Other	2	1	1	2	(2)
Ending balance	$4,695	$4,978	$5,436	$6,011	$6,199
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCD loans)	$4,320	$4,577	$4,979	$5,506	$5,668
Allowance for PCD loans	115	125	142	156	167
Reserve for unfunded lending commitments (RUFC)	260	276	315	349	364
Total	$4,695	$4,978	$5,436	$6,011	$6,199
In 4Q21, the Company reclassified the lease financing portfolio to the commercial and industrial portfolio. Prior periods were reclassified to conform to the current presentation.
12 Truist Financial Corporation

	As of/For the Year-to-Date
	Period Ended Dec. 31
(Dollars in millions)	2021	2020
Allowance for Credit Losses
Beginning balance	$6,199	$1,889
CECL adoption - impact to retained earnings before tax	—	2,762
CECL adoption - reserves on PCD assets	—	378
Provision for credit losses	(813)	2,335
Charge-offs:
Commercial:
Commercial and industrial	(243)	(412)
CRE	(10)	(78)
Commercial construction	(2)	(30)
Consumer:
Residential mortgage	(23)	(56)
Residential home equity and direct	(214)	(231)
Indirect auto	(336)	(378)
Indirect other	(57)	(60)
Student	(24)	(23)
Credit card	(150)	(182)
Total charge-offs	(1,059)	(1,450)
Recoveries:
Commercial:
Commercial and industrial	107	96
CRE	6	5
Commercial construction	4	11
Consumer:
Residential mortgage	12	10
Residential home equity and direct	79	66
Indirect auto	92	87
Indirect other	24	23
Student	1	1
Credit card	37	32
Total recoveries	362	331
Net charge-offs	(697)	(1,119)
Other	6	(46)
Ending balance	$4,695	$6,199
In 4Q21, the Company reclassified the lease financing portfolio to the commercial and industrial portfolio. Prior periods were reclassified to conform to the current presentation.

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2021	2021	2021	2021	2020
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.71%	0.64%	0.64%	0.61%	0.74%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.67	0.66	0.72	0.71	0.67
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.38	0.38	0.37	0.40	0.44
Nonperforming loans and leases as a percentage of loans and leases (1)	0.38	0.40	0.39	0.42	0.44
Nonperforming assets as a percentage of:
Total assets (1)	0.21	0.23	0.23	0.25	0.27
Loans and leases plus foreclosed property	0.39	0.40	0.39	0.42	0.46
Net charge-offs as a percentage of average loans and leases	0.25	0.19	0.20	0.33	0.27
Allowance for loan and lease losses as a percentage of loans and leases	1.53	1.65	1.79	1.94	1.95
Ratio of allowance for loan and lease losses to:
Net charge-offs	6.14X	8.79X	8.98X	5.87X	7.15X
Nonperforming loans and leases	4.07X	4.35X	4.83X	4.84X	4.39X
Asset Quality Ratios (Excluding PPP and other Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.03%	0.03%	0.04%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.
				As of/For the Year-to-Date
				Period Ended Dec. 31
				2021	2020
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.24%	0.36%
Ratio of allowance for loan and lease losses to net charge-offs				6.36X	5.21X
Applicable ratios are annualized.
The third quarter of 2020 includes $97 million of charge-offs on PCD assets directly related to the implementation of CECL.

Truist Financial Corporation 13

	December 31, 2021
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$147	100.0%	$—	—%	$—	—%	$147
CRE	5	100.0	—	—	—	—	5
Consumer:
Residential mortgage	440	63.6	85	12.3	167	24.1	692
Residential home equity and direct	93	94.9	5	5.1	—	—	98
Indirect auto	320	82.3	69	17.7	—	—	389
Indirect other	6	85.7	1	14.3	—	—	7
Student	23	92.0	1	4.0	1	4.0	25
Credit card	24	88.9	2	7.4	1	3.7	27
Total performing TDRs (1)	1,058	76.1	163	11.7	169	12.2	1,390
Nonperforming TDRs (2)	43	28.3	21	13.8	88	57.9	152
Total TDRs (1)(2)	$1,101	71.4%	$184	11.9%	$257	16.7%	$1,542
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			Dec. 31	Sept. 30	June 30	March 31	Dec. 31
			2021	2021	2021	2021	2020
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.09%	0.04%	0.09%	0.17%	0.15%
CRE			0.07	—	(0.05)	0.04	0.27
Commercial construction			(0.10)	(0.06)	(0.06)	0.08	0.39
Consumer:
Residential mortgage			(0.02)	0.04	(0.01)	0.08	0.03
Residential home equity and direct			0.49	0.49	0.59	0.58	0.39
Indirect auto			1.01	0.75	0.63	1.28	0.92
Indirect other			0.39	0.26	0.17	0.39	0.31
Student			0.65	0.31	0.16	0.16	0.17
Credit card			2.31	1.90	2.75	2.74	2.11
Total loans and leases			0.25	0.19	0.20	0.33	0.27
In 4Q21, the Company reclassified the lease financing portfolio to the commercial and industrial portfolio. Prior periods were reclassified to conform to the current presentation.
Applicable ratios are annualized.

Credit Quality - Allowance with Fair Value Marks

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2021	2021	2021	2021	2020
ALLL	$4,435	$4,702	$5,121	$5,662	$5,835
Unamortized fair value mark (1)	1,323	1,540	1,777	2,067	2,395
Allowance plus unamortized fair value mark	$5,758	$6,242	$6,898	$7,729	$8,230

Loans and leases held for investment	$289,513	$285,522	$286,485	$291,511	$299,734
Unamortized fair value mark (1)	1,323	1,540	1,777	2,067	2,395
Gross loans and leases	$290,836	$287,062	$288,262	$293,578	$302,129

Allowance for loan and lease losses as a percentage of loans and leases - GAAP	1.53%	1.65%	1.79%	1.94%	1.95%
Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases - Adjusted (1) (2)	1.98	2.17	2.39	2.63	2.72
(1)Unamortized fair value mark includes credit, interest rate and liquidity components.
(2)Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases is a non-GAAP measurement of credit reserves that is calculated by adjusting the ALLL and loans and leases held for investment by the unamortized fair value mark. Truist's management uses these measures to assess loss absorption capacity.
14 Truist Financial Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2021	2021	2021	2021	2020
Consumer Banking and Wealth
Net interest income (expense)	$1,631	$1,666	$1,688	$1,753	$1,818
Net intersegment interest income (expense)	347	365	417	370	366
Segment net interest income	1,978	2,031	2,105	2,123	2,184
Allocated provision for credit losses	59	(5)	(4)	100	116
Noninterest income	992	1,028	925	920	997
Noninterest expense	1,950	1,929	1,930	1,916	1,955
Income (loss) before income taxes	961	1,135	1,104	1,027	1,110
Provision (benefit) for income taxes	227	266	258	241	262
Segment net income (loss)	$734	$869	$846	$786	$848

Corporate and Commercial Banking
Net interest income (expense)	$1,104	$1,125	$1,181	$1,208	$1,271
Net intersegment interest income (expense)	41	52	42	14	18
Segment net interest income	1,145	1,177	1,223	1,222	1,289
Allocated provision for credit losses	(183)	(264)	(399)	(35)	60
Noninterest income	790	753	808	692	788
Noninterest expense	814	820	842	775	836
Income (loss) before income taxes	1,304	1,374	1,588	1,174	1,181
Provision (benefit) for income taxes	280	300	348	251	259
Segment net income (loss)	$1,024	$1,074	$1,240	$923	$922

Insurance Holdings
Net interest income (expense)	$24	$27	$25	$24	$26
Net intersegment interest income (expense)	(4)	(2)	(4)	(4)	(4)
Segment net interest income	20	25	21	20	22
Allocated provision for credit losses	(1)	1	(1)	1	2
Noninterest income	681	652	698	633	562
Noninterest expense	547	537	515	480	451
Income (loss) before income taxes	155	139	205	172	131
Provision (benefit) for income taxes	38	34	49	42	32
Segment net income (loss)	$117	$105	$156	$130	$99

Other, Treasury & Corporate (1)
Net interest income (expense)	$484	$415	$351	$300	$251
Net intersegment interest income (expense)	(384)	(415)	(455)	(380)	(380)
Segment net interest income	100	—	(104)	(80)	(129)
Allocated provision for credit losses	22	(56)	(30)	(18)	(1)
Noninterest income	(140)	(68)	(26)	(48)	(62)
Noninterest expense	389	509	724	439	591
Income (loss) before income taxes	(451)	(521)	(824)	(549)	(781)
Provision (benefit) for income taxes	(178)	(177)	(240)	(183)	(242)
Segment net income (loss)	$(273)	$(344)	$(584)	$(366)	$(539)

Total Truist Financial Corporation
Net interest income (expense)	$3,243	$3,233	$3,245	$3,285	$3,366
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,243	3,233	3,245	3,285	3,366
Allocated provision for credit losses	(103)	(324)	(434)	48	177
Noninterest income	2,323	2,365	2,405	2,197	2,285
Noninterest expense	3,700	3,795	4,011	3,610	3,833
Income (loss) before income taxes	1,969	2,127	2,073	1,824	1,641
Provision (benefit) for income taxes	367	423	415	351	311
Net income	$1,602	$1,704	$1,658	$1,473	$1,330
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Truist Financial Corporation 15

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2021	2021	2021	2021	2020
Loans and Leases (2)
Beginning balance unamortized fair value mark	$(1,540)	$(1,777)	$(2,067)	$(2,395)	$(2,676)
Accretion	217	233	285	316	356
Purchase accounting adjustments and other activity	—	4	5	12	(75)
Ending balance	$(1,323)	$(1,540)	$(1,777)	$(2,067)	$(2,395)
Core deposit and other intangible assets
Beginning balance	$2,930	$2,665	$2,825	$2,984	$2,840
Additions - acquisitions	647	418	—	14	320
Amortization of intangibles	(143)	(145)	(142)	(144)	(172)
Amortization in net occupancy expense	(3)	(4)	(3)	(3)	(4)
Purchase accounting adjustments and other activity	(23)	(4)	(15)	(26)	—
Ending balance	$3,408	$2,930	$2,665	$2,825	$2,984
Deposits (3)
Beginning balance unamortized fair value mark	$(9)	$(12)	$(15)	$(19)	$(26)
Amortization	2	3	3	4	7
Ending balance	$(7)	$(9)	$(12)	$(15)	$(19)
Long-Term Debt (3)
Beginning balance unamortized fair value mark	$(157)	$(176)	$(196)	$(216)	$(238)
Amortization	18	19	20	20	22
Ending balance	$(139)	$(157)	$(176)	$(196)	$(216)
(1)Includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2021	2021	2021	2021	2020
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$37,524	$38,859	$38,690	$38,267	$37,869
Tier 1	44,194	45,529	45,360	45,388	45,915
Total	51,519	53,228	53,640	54,245	55,011
Risk-weighted assets	390,715	383,871	379,044	378,458	379,153
Average quarterly assets for leverage ratio	510,405	503,223	496,391	484,961	478,608
Average quarterly assets for supplementary leverage ratio	594,963	585,420	576,734	546,470	530,716
Risk-based capital ratios:
Common equity tier 1	9.6%	10.1%	10.2%	10.1%	10.0%
Tier 1	11.3	11.9	12.0	12.0	12.1
Total	13.2	13.9	14.2	14.3	14.5
Leverage capital ratio	8.7	9.0	9.1	9.4	9.6
Supplementary leverage	7.4	7.8	7.9	8.3	8.7
Equity as a percentage of total assets	12.8	13.0	13.1	13.1	13.9
Common equity per common share	$47.14	$46.62	$46.20	$45.17	$46.52

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2021	2021	2021	2021	2020
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$69,271	$68,900	$68,336	$67,876	$70,912
Less:
Preferred stock	6,673	6,673	6,673	7,124	8,048
Noncontrolling interests	—	—	—	—	105
Intangible assets, net of deferred taxes	28,772	27,066	26,296	26,413	26,629
Tangible common equity	$33,826	$35,161	$35,367	$34,339	$36,130

Outstanding shares at end of period (in thousands)	1,327,818	1,334,892	1,334,770	1,344,845	1,348,961
Tangible Common Equity Per Common Share	$25.47	$26.34	$26.50	$25.53	$26.78
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.
16 Truist Financial Corporation

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data)	2021	2021	2021	2021	2020
Residential Mortgage Income
Residential mortgage production revenue	$115	$139	$122	$140	$229
Residential mortgage servicing income:
Residential mortgage servicing revenue	155	157	139	141	150
Realization of expected residential MSR cash flows	(143)	(146)	(175)	(208)	(209)
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(25)	77	(188)	360	62
MSRs hedge gains (losses)	57	(48)	219	(333)	(39)
Net MSRs valuation	32	29	31	27	23
Total residential mortgage servicing income	$44	$40	$(5)	$(40)	$(36)
Total residential mortgage income	$159	$179	$117	$100	$193
Commercial Mortgage Income (1)
Commercial mortgage production revenue	$40	$48	$40	$30	$60
Commercial mortgage servicing income:
Commercial mortgage servicing revenue	18	17	17	17	16
Realization of expected commercial MSR cash flows	(12)	(11)	(11)	(15)	(11)
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(1)	1	(4)	13	3
MSRs hedge gains (losses)	—	(1)	5	(12)	(2)
Net MSRs valuation	(1)	—	1	1	1
Total commercial mortgage servicing income	$5	$6	$7	$3	$6
Commercial mortgage income	$45	$54	$47	$33	$66
Other Mortgage Banking Information
Residential mortgage loan originations	$14,458	$15,852	$14,301	$13,075	$13,235
Residential mortgage servicing portfolio (2):
Loans serviced for others	196,011	198,119	178,004	179,836	188,341
Bank-owned loans serviced	50,716	50,427	46,031	48,800	50,693
Total servicing portfolio	246,727	248,546	224,035	228,636	239,034
Weighted-average coupon rate on mortgage loans serviced for others	3.44%	3.49%	3.66%	3.76%	3.84%
Weighted-average servicing fee on mortgage loans serviced for others	0.31	0.31	0.31	0.31	0.32

Additional Information
NQDC plan income (expense):
Interest income	$1	$2	$2	$9	$1
Other income	(7)	30	43	23	32
Personnel expense	6	(32)	(45)	(32)	(33)
Total NQDC plan income (expense)	$—	$—	$—	$—	$—

Fair value of derivatives, net	$1,784	$2,375	$2,614	$2,222	$3,282
CVA/DVA income (expense) included in investment banking and trading income	12	16	(12)	48	21

Common stock prices:
High	65.42	60.74	62.89	61.26	49.72
Low	54.73	51.87	52.61	46.71	37.86
End of period	58.55	58.65	55.50	58.32	47.93
Banking offices	2,517	2,518	2,557	2,556	2,781
ATMs	3,670	3,684	3,779	3,807	4,082
FTEs (3)	51,348	52,675	52,248	53,207	53,693
(1)In 4Q21, the Company reclassified certain structured real estate activity from commercial mortgage income to investment banking trading income and certain LIHTC activity from commercial mortgage income to other income. Prior periods were reclassified to conform to the current presentation.
(2)Amounts reported are unpaid principal balance.
(3)FTEs represents an average for the quarter.
Truist Financial Corporation 17

Selected Items (1)
	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
Fourth Quarter 2021
Incremental operating expenses related to the merger ($144 million professional fees and outside processing, $59 million personnel expense, and $12 million other)	$(215)	$(165)

Third Quarter 2021
Incremental operating expenses related to the merger ($132 million professional fees and outside processing, $41 million personnel expense, and $18 million other)	$(191)	$(147)
Professional fee accrual	(30)	(23)

Second Quarter 2021
Charitable contribution	$(200)	$(153)
Incremental operating expenses related to the merger ($137 million professional fees and outside processing, $42 million personnel expense, and $11 million other)	(190)	(146)

First Quarter 2021
Incremental operating expenses related to the merger ($120 million professional fees and outside processing, $42 million personnel expense, and $13 million other)	$(175)	$(134)
Acceleration for cash flow hedge unwind	(36)	(28)

Fourth Quarter 2020
Incremental operating expenses related to the merger ($124 million in professional fees and outside processing, $47 million in personnel expense, and $8 million in other expense)	$(179)	$(138)

Third Quarter 2020
Incremental operating expenses related to the merger ($99 million in professional fees and outside processing, $48 million in personnel expense, and $5 million in other expense)	$(152)	$(115)
Charitable contribution	(50)	(38)

Second Quarter 2020
Incremental operating expenses related to the merger ($64 million in professional fees and outside processing, $49 million in personnel expense, and $16 million in other expense)	$(129)	$(99)

First Quarter 2020
Incremental operating expenses related to the merger ($44 million in personnel expense, $20 million in professional fees and outside processing, and $10 million in other expense)	$(74)	$(57)
(1)Includes costs not classified as merger-related and restructuring charges that are excluded from adjusted disclosures.

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2021	2021	2021	2021	2020	2021	2020
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$3,700	$3,795	$4,011	$3,610	$3,833	$15,116	$14,897
Merger-related and restructuring charges, net	(212)	(172)	(297)	(141)	(308)	(822)	(860)
Gain (loss) on early extinguishment of debt	1	—	—	3	—	4	(235)
Incremental operating expense related to the merger	(215)	(191)	(190)	(175)	(179)	(771)	(534)
Amortization of intangibles	(143)	(145)	(142)	(144)	(172)	(574)	(685)
Charitable contribution	—	—	(200)	—	—	(200)	(50)
Professional fee accrual	—	(30)	—	—	—	(30)	—
Acceleration for cash flow hedge unwind	—	—	—	(36)	—	(36)	—
Efficiency Ratio Numerator - Adjusted	$3,131	$3,257	$3,182	$3,117	$3,174	$12,687	$12,533

Efficiency Ratio Denominator - Revenue (2) - GAAP	$5,566	$5,598	$5,650	$5,482	$5,651	$22,296	$22,705
Taxable equivalent adjustment	24	28	28	28	28	108	125
Securities (gains) losses	—	—	—	—	—	—	(402)
Gains on divestiture of certain businesses	—	—	—	(37)	—	(37)	—
Efficiency Ratio Denominator - Adjusted	$5,590	$5,626	$5,678	$5,473	$5,679	$22,367	$22,428

Efficiency Ratio - GAAP	66.5%	67.8%	71.0%	65.8%	67.8%	67.8%	65.6%
Efficiency Ratio - Adjusted	56.0	57.9	56.1	56.9	55.9	56.7	55.9
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges, and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.
18 Truist Financial Corporation

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2021	2021	2021	2021	2020	2021	2020
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$1,524	$1,616	$1,559	$1,334	$1,228	$6,033	$4,184
Plus: Amortization of intangibles, net of tax	110	113	107	111	131	441	524
Tangible net income available to common shareholders	$1,634	$1,729	$1,666	$1,445	$1,359	$6,474	$4,708

Average common shareholders' equity	$61,807	$62,680	$61,709	$62,252	$61,991	$62,112	$61,379
Less: Average intangible assets, net of deferred taxes	27,523	27,149	26,366	26,535	25,930	26,897	26,122
Average tangible common shareholders' equity	$34,284	$35,531	$35,343	$35,717	$36,061	$35,215	$35,257

Return on average common shareholders' equity	9.8%	10.2%	10.1%	8.7%	7.9%	9.7%	6.8%
Return on average tangible common shareholders' equity	18.9	19.3	18.9	16.4	15.0	18.4	13.4
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions, except per share data)	2021	2021	2021	2021	2020	2021	2020
Diluted EPS (1)
Net income available to common shareholders - GAAP	$1,524	$1,616	$1,559	$1,334	$1,228	$6,033	$4,184
Merger-related and restructuring charges	163	132	228	108	237	631	660
Securities (gains) losses	—	—	—	—	—	—	(308)
Loss (gain) on early extinguishment of debt	—	—	(1)	(2)	—	(3)	180
Incremental operating expenses related to the merger	165	147	146	134	138	592	409
Charitable contribution	—	—	153	—	—	153	38
Professional fee accrual	—	23	—	—	—	23	—
Acceleration for cash flow hedge unwind	—	—	—	28	—	28	—
Net income available to common shareholders - adjusted	$1,852	$1,918	$2,085	$1,602	$1,603	$7,457	$5,163

Weighted average shares outstanding - diluted	1,343,029	1,346,854	1,349,492	1,358,932	1,361,763	1,349,378	1,358,289

Diluted EPS - GAAP	$1.13	$1.20	$1.16	$0.98	$0.90	$4.47	$3.08
Diluted EPS - adjusted	1.38	1.42	1.55	1.18	1.18	5.53	3.80
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
Truist Financial Corporation 19